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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------
                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 21, 2006

                             -----------------------
                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                GEORGIA                                000-28000                             58-2213805
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 21, 2006, the Compensation Committee of PRG-Schultz International, Inc. (the "Company"), following consultation with and approval of the Nominating and Corporate Governance Committee of the Company, granted options to purchase 29,000 shares of the Company's common stock for $6.29 per share, the closing price on September 21, 2006, to each of the Company's non-employee directors named below:

        David A. Cole
        Eugene I. Davis
        Patrick G. Dills
        N. Colin Lind
        Philip J. Mazzilli, Jr.
        Steven P. Rosenberg

The options are not considered incentive stock options for tax purposes and were granted pursuant to the terms and conditions of the Company's Stock Incentive Plan and the form of Non-Employee Director Stock Option Agreement (the "Agreement") which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The options vest in three equal installments on each of March 30, 2007, March 30, 2008 and March 30, 2009, subject to acceleration upon a change of control as described in the Agreement. Unvested options are forfeited when a director leaves the board. The options terminate on September 21, 2013, except that options held by a director who leaves the board before a change of control will terminate three years after termination of board service, if such date occurs before September 21, 2013.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

         10.1     Form of Non-Employee Director Stock Option Agreement




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRG-SCHULTZ INTERNATIONAL, INC.



Date:  September 27, 2006               By: /s/ Victor A. Allums
                                            -----------------------------------
                                            Victor A. Allums
                                            Senior Vice President, Secretary and
                                            General Counsel




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